UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (or Date of Earliest Event Reported): February 28, 2017

SWIFT ENERGY COMPANY
(Exact name of Registrant as specified in its charter)

Delaware	001-08754	20-3940661
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

575 North Dairy Ashford, Suite 1200
Houston, Texas 77079
(Address of principal executive offices)

Registrant’s telephone number, including area code: (281) 874-2700

Not Applicable
(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition
In a news release before the market opened on February 28, 2017, Swift Energy Company announced fourth quarter and full year 2016 financial and operational results.
The press release is attached to this report as Exhibit 99.  Swift Energy Company does not intend for this Item 2.02 or Exhibit 99 to be incorporated by reference into its filings under the Securities Exchange Act of 1934.

Item 9.01.    Financial Statements and Exhibits
(d) Exhibit.

Exhibit Number	Description

99	Swift Energy Company press release dated February 28, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: February 28, 2017

Swift Energy Company
By:	/s/ Christopher M. Abundis
Christopher M. Abundis Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Description

99	Swift Energy Company press release dated February 28, 2017.

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